September 26, 2007

DREYFUS PREMIER INTERNATIONAL SMALL CAP FUND

Supplement to Prospectus
dated August 1, 2007

Effective August 8, 2007, the following information superseded and replaced any contrary information contained in the section of the fund’s Prospectus entitled “Management:”

William S. Patzer serves as the fund’s primary portfolio manager. Mr. Patzer, an employee of TBCAM, has been the lead portfolio manager of TBCAM’s Global Core Equity strategy since November 2006, and lead portfolio manager of TBCAM’s Emerging Markets Core Equity, International Core Equity and International Small Cap strategies since August 2007. Mr. Patzer is also a Research Analyst covering the health care sector for TBCAM since November 2005. Prior to joining TBCAM, Mr. Patzer served as a Senior Analyst with Goldman Sachs Asset Management covering the industrials, energy and materials sectors. Before joining Goldman Sachs Asset Management, Mr. Patzer was Co-Manager for the Global Value Fund and a Senior Fund Analyst at Merrill Lynch Investment Managers.

Daniel B. Levan and John Evers are no longer portfolio managers for the fund.

The following information supplements the information contained in the section of the fund’s Prospectus entitled “Expenses:”

For the period from September 14, 2007 through September 13, 2008,TBCAM has agreed to waive receipt of 25% of the contractual management fee rate payable to it by the fund.This fee waiver will end on September 14, 2008 and is in addition to a current contractual agreement by Dreyfus and TBCAM that limits the Fund’s expense ratio to the percentages (by share class) described in the section of the prospectus entitled “Expenses – Concepts to understand – Management fee.” Because this fee waiver does not change the current expense ratio limitations stated in the prospectus, the fund’s total annual fund operating expenses may not be reduced by a full 25% during the 1-year period ended September 13, 2008.

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